UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

BROADVIEW NETWORKS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-142946	11-3310798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Westchester Avenue

Rye Brook, NY 10573
(914) 922-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
On August 31, 2016 the Company posted a supplemented version of its standard investor relations presentation for the period ended June 30, 2016, including certain operational and financial metrics related to the Company’s cloud customers.

Item 9.01  Financial Statements and Exhibits.
(d)    Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

No.	Exhibit

99.1	Company Presentation dated June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADVIEW NETWORKS HOLDINGS, INC.

Date: August 31, 2016	By:	/s/ Corey Rinker
Name: Corey Rinker
Title: Chief Financial Officer, Executive Vice President, Treasurer and Assistant Secretary